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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 31, 1996


                              F.Y.I. INCORPORATED
                             ---------------------
             (Exact Name of Registrant as Specified in its Charter)



    Delaware                       0-27444                        75-2560895
 ---------------              ---------------------           ------------------
 (State or other               (Commission File               (I.R.S. Employer
 jurisdiction of                   Number)                      Identification
 incorporation)                                                    Number)


 3232 McKinney Avenue
 Suite 900
 Dallas, Texas                                                   75204
 ----------------------------------------                ----------------------
 (Address of Principal Executive Offices)                     (Zip Code)


                                     (214) 953-7555
                                     ---------------
                  (Registrant's Telephone Number, Including Area Code)



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     ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

             B&B ACQUISITION

             On May 31, 1996, B&B (Baltimore-Washington) Acquisition Corp. ("B&B"), a wholly-owned subsidiary of F.Y.I. Incorporated (the "Company"), acquired by merger B&B Information and Image Management, Inc., ("B&B Information") pursuant to an Agreement and Plan of Reorganization, dated as of May 31, 1996, by and among the Company, B&B, B&B Information and Charles J. Bauer, Jr. (such acquisition is referred to herein as the "B&B Acquisition").

             The aggregate consideration paid by the Company as a result of the B&B Acquisition was determined pursuant to arm's length negotiations and consisted of 183,333 shares of common stock, par value $.01 per share ("Common Stock"), of the Company and $3,097,073 in cash. Of such 183,333 shares of Common Stock, a total of 13,889 shares will be held in escrow for a period of 120 days from the date of closing as security against any indemnification claim. The Common Stock issued in the B&B Acquisition will be restricted as to resale for two years . The purchase price is subject to a maximum adjustment of $150,000 to the extent that actual earnings of B&B Information for the four months ended April 30, 1996 are greater or less than $236,683, to be determined prior to June 30, 1996.

             The primary source of the cash portion of the purchase price used in the B&B Acquisition was the Company's working capital.

             PREMIER ACQUISITION

             On May 31, 1996, Premier Acquisition Corp. ("Premier"), a wholly-owned subsidiary of the Company, acquired by merger Premier Document Management, Inc. ("Premier Document") and PDM Services, Inc. ("PDM") pursuant to an Agreement and Plan of Reorganization ("Premier Agreement"), dated as of May 31, 1996, by and among the Company, Premier Document and PDM and Brian E. Whiteside, Christopher S. Moore, Lynnette C. Pomerville and Gary T. Siervert (the "Premier Stockholders") (such acquisitions are referred to herein as the "Premier Acquisition").

             The aggregate consideration paid by the Company as a result of the Premier Acquisition was determined pursuant to arm's length negotiations and consisted of 69,919 shares of Common Stock and $858,850 in cash for Premier Document and $300,000 in cash for PDM. An amount equal to $200,000 in cash will be retained by the Company for a period of 120 days from the date of closing as security and as an offset for any breach of the Premier Agreement by Premier Document, PDM or the Premier Stockholders. The Common Stock issued in the Premier Acquisition will be restricted as to resale for two years. The Company will make an additional lump-sum, cash and stock earn-out payment on March 1, 1997 to the Premier Stockholders, up to a maximum earnout amount of $6,000,000, to the extent that earnings before interest, taxes, depreciation and amortization of Premier Document and PDM for the eight month period ending December 31, 1996 exceeds $406,000 on March 1, 1997.

             The primary source of the cash portion of the purchase price used in the Premier Acquisition was the Company's working capital.

             The description of the foregoing acquisition agreements are qualified in their entirety by reference to the copy of such agreements filed as exhibits to this Form 8-K.
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             The Company is not aware of any material relationships that existed prior to the B&B Acquisition and the Premier Acquisition (collectively referred to as the "Acquired Businesses"), between the Company, its officers and directors, on the one hand, and the Acquired Businesses and their shareholders, on the other.

             The assets of the Acquired Businesses include inventory, equipment and other real and personal property. The Company intends to continue the utilization of these assets in a manner consistent with that of their historical usage, providing document management services, including electronic imaging, micrographics and publishing services and medical records releases services to its customers.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Financial Statements.

             The Company believes that it is impractical to provide financial statements of the Acquired Businesses on the date of this filing, and will, if required, file such financial statements when available, but not later than sixty (60) days after the date on which this current report on Form 8-K must be filed.

        (b)  Pro Forma Financial Information.

             The Company believes that it is impractical to provide the pro forma financial statements of the Company on the date of this filing, and will, if required, file such financial statements when available, but not later than sixty (60) days after the date on which this current report on Form 8-K must be filed.

        (c)  Exhibits

             10.17    Agreement and Plan of Reorganization, dated as of May 31,
                      1996, by and among F.Y.I. Incorporated, B&B (Baltimore-
                      Washington) Acquisition Corp., B&B Information and Image
                      Management, Inc. and Charles J. Bauer, Jr.

             10.18    Agreement and Plan of Reorganization, dated as of May 31,
                      1996, by and among F.Y.I. Incorporated, Premier
                      Acquisition Corp., Premier Document Management, Inc.,
                      PDM Services, Inc., Brian E. Whiteside, Christopher S.
                      Moore, Lynnette C. Pomerville and Gary T. Siervert.

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                              SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 1996

                                 F.Y.I. INCORPORATED




                                 By: /s/ Ed H. Bowman, Jr.
                                     ------------------------------------
                                     Ed H. Bowman, Jr.
                                     President and Chief Executive Officer
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                                 EXHIBIT INDEX



 Exhibit                             Description
 -------                             -----------
 10.17   Agreement and Plan of Reorganization, dated as of May 31, 1996, by and among F.Y.I. Incorporated, B&B (Baltimore-Washington) Acquisition
         Corp., B&B Information and Image Management, Inc. and Charles J.
         Bauer, Jr.

 10.18 Agreement and Plan of Reorganization, dated as of May 31, 1996, by and among F.Y.I. Incorporated, Premier Acquisition Corp., Premier
         Document Management, Inc., PDM Services, Inc., Brian E. Whiteside,
         Christopher S. Moore, Lynnette C. Pomerville and Gary T. Siervert.